UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006


                                    MDI, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-9463                   75-2626358
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  (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

                  9725 Datapoint Drive
                   San Antonio, Texas                            78229
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (210) 582-2664


                         American Building Control, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On June 27, 2006, the Nasdaq Stock Market ("Nasdaq") notified us that for 30 consecutive trading days the bid price for our common stock had closed below the $1.00 per share minimum required for continued inclusion under NASDAQ Marketplace Rule 4310(c)(4). Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), Nasdaq provided us with 180 calendar days until December 26, 2006, to regain compliance. If, at anytime before December 26, 2006, the bid price of the our common stock closes at $1.00 or more per share for a minimum of 10 consecutive business days, Nasdaq will provide written notification that we are in compliance with the rule.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits:

     (c)       Exhibits

                 The following exhibit is furnished with this Current Report on Form 8-K:

         Exhibit
         Number                                  Description
         -----------      ------------------------------------------------------

           99.1           Press release dated June 30, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: June 30, 2006                       MDI, Inc.



                                           By: /s/ Richard A. Larsen
                                               ---------------------
                                               Richard A. Larsen
                                               Senior Vice President, General
                                               Counsel and Secretary


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